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                                  EXHIBIT 10.1

                       [PRIME COMPANIES, INC. LETTERHEAD]

                                  July 5, 1999

David Lefkowitz
Prime Companies, Inc.
155 Montgomery Street, Suite 406
San Francisco, California 94104

Re: S-8 Issuance

Dear Mr. Lefkowitz

Prime Companies, Inc. acknowledges that David Lefkowitz has provided consulting services to Prime and in consideration for said services, Prime will agree to pay David Lefkowitz 200,000 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Irving Pfeffer
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Irving Pfeffer